UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                FORM 8-K/A NO. 3



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 17, 1997


                          WEBSTER FINANCIAL CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


     Delaware                      0-15213                      06-1187536
--------------------------------------------------------------------------------
 (State or Other                (Commission                    (IRS Employer
  Jurisdiction of               File Number)                 Identification No.)
  Incorporation)


                   Webster Plaza, Waterbury, Connecticut 06720
                   -------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (203) 753-2921




                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.
         ------------


         Filed as Exhibit 25 are consolidated financial statements of Webster Financial Corporation restated to reflect the acquisition by merger of Peoples Savings Financial Corp. , which was accounted for as a pooling of interests. The consolidated financial statements of Webster Financial Corporation are restated for periods prior to the date of the acquisition.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
         ---------------------------------
(a)        Not applicable.

(b)        Not applicable.

(c)        Exhibits.

           Exhibit No. 23.1  Consent of KPMG Peat Marwick LLP.


           Exhibit No. 25    Webster Financial Corporation restated consolidated
                             financial statements.

           Exhibit No. 27    Financial Data Schedule

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            WEBSTER FINANCIAL CORPORATION
                                            -----------------------------
                                                      (Registrant)

                                               /s/ John V. Brennan
                                               -------------------
                                               John V. Brennan
                                               Executive Vice President,
                                               Chief Financial Officer
                                               and Treasurer
                                               (Principal Financial Officer)



Date: February 6, 1998

                                  Exhibit Index

                                                                Pages in
                                                           Sequentially Numbered
     Exhibit No.                   Exhibit                        Copy
     -----------                   -------                        ----

     Exhibit 23.1        Consent of KPMG Peat Marwick L.L.P.       1


     Exhibit 25          Webster  Financial  Corporation           56
                         restated consolidated financial
                         statements

     Exhibit 27          Financial Data Schedule                   57